UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 1, 2022
TRIUMPH FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Texas (State or Other Jurisdiction of Incorporation)	001-36722 (Commission File Number)	20-0477066 (IRS Employer Identification No.)

12700 Park Central Drive, Suite 1700, Dallas, Texas (Address of Principal Executive Offices)		75251 (Zip Code)
(214) 365-6900
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TFIN	NASDAQ Global Select Market
Depositary Shares Each Representing a 1/40th Interest in a Share of 7.125% Series C Fixed-Rate Non-Cumulative Perpetual Preferred Stock	TFINP	NASDAQ Global Select Market

Item 5.03.Amendment to Articles of Incorporation or Bylaws
Effective December 1, 2022, Triumph Bancorp, Inc. changed its name to Triumph Financial, Inc. (the “Company”) by filing a Second Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Certificate of Formation with the Secretary of State of the State of Texas, as previously amended (the “Name Change”).
As previously reported, at the Company’s Annual Meeting of Shareholders held on April 26, 2022, the Company’s shareholders approved the Name Change and filing of the corresponding Certificate of Amendment.
In addition and in connection therewith, effective December 1, 2022, the Board of Directors amended the Company’s bylaws to reflect the Name Change by adopting Amendment No. 2 to the Amended and Restated Bylaws of Triumph Financial, Inc. (“Amendment No. 2 to the Amended and Restated Bylaws”).
The foregoing descriptions of the Certificate of Amendment and Amendment No. 2 to the Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the complete text of the Certificate of Amendment and Amendment No. 2 to the Amended and Restated Bylaws, copies of which are attached hereto as Exhibits 3.1, and 3.2, respectively, and are incorporated herein by reference.
Item 8.01.Other Events
On December 1, 2022, the Company issued a press release announcing the Name Change effective December 1, 2022. Additionally, the press release announced that (i) the Company’s common stock will begin trading on the NASDAQ Global Select Market under the ticker symbol “TFIN” prior to market open on December 2, 2022, replacing the Company's current ticker symbol for its common stock “TBK” and (ii) the Company’s depositary shares each representing a 1/40th interest in a share of the Company’s 7.125% Series C Fixed-Rate Non-Cumulative Perpetual Preferred Stock will begin trading on the NASDAQ Global Select Market under the ticker symbol “TFINP” prior to market open on December 2, 2022, replacing the Company’s current ticker symbol for such depositary shares, “TBKCP”.
No action by the Company's shareholders is required with respect to either ticker symbol change. The Company's common stock and Series C Preferred depositary shares will continue to be listed on the NASDAQ Global Select Market and the respective CUSIP numbers will remain unchanged.
A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Investors are cautioned that such statements are predictions and that actual events or results may differ materially. The Company's expected financial results or other plans are subject to a number of risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" and the forward-looking statement disclosure contained in the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 14, 2022. Forward-looking statements speak only as of the date made, and the Company undertakes no duty to update the information.
Item 9.01.Financial Statements and Exhibits
(d)Exhibits.

Exhibit	Description
3.1	Certificate of Amendment to the Certificate of Formation of the Company
3.2	Amendment No. 2 to the Second Amended and Restated Bylaws of the Company
99.1	Press release, dated December 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit	Description
3.1	Certificate of Amendment to the Certificate of Formation of the Company
3.2	Amendment No. 2 to the Second Amended and Restated Bylaws of the Company
99.1	Press release, dated December 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH BANCORP, INC.

By:	/s/ Adam D. Nelson
Name: Adam D. Nelson Title: Executive Vice President & General Counsel
Date: December 1, 2022